UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2005

AFFIRMATIVE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

(972) 728-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry Into a Material Definitive Agreement.

Restricted Stock Grant to Named Executive Officer

     From time to time, the Company’s Compensation Committee has granted awards under various benefit plans to employees, including “named executive officers” as such term is defined by Item 402(a)(3) of Regulation S-K. In particular, the Compensation Committee has issued restricted stock awards, incentive stock options and nonqualified stock options under its Stock Incentive Plan. Effective on July 18, 2005, the Compensation Committee approved the grant of restricted stock of 40,000 shares of our common stock to Timothy A. Bienek, pursuant to the 2004 Stock Incentive Plan. One-third of the shares vest on each one-year anniversary after the date of grant, with the first one-third vesting on the first anniversary of the date of grant, with the remaining shares vesting at the end of each full succeeding year thereafter, such shares to be fully vested at the end of three years from the date of grant. A form of restricted stock agreement, which has been previously filed by the Company, is incorporated by reference herein.

Change in Control Agreements

     Effective on July 18, 2005, the Company’s Compensation Committee authorized the Company to enter into a Change in Control Agreement with each of the following executives:

Name	Title
George M. Daly	Senior Vice President of Retail

David L. Scruggs	Senior Vice President of Operations

Wilson A. Wheeler	Senior Vice President of Claims

David B. Snyder	Vice President/ General Counsel / Secretary

Scott K. Billings	Senior Vice President / Chief Accounting Officer / Treasurer

Chad M. Emmerich	Senior Vice President of Human Resources

Emil G. Sommerlad	Senior Vice President / Chief Information Officer

The initial term of the Change in Control Agreements for Messrs. Daly, Scruggs, Wheeler, Snyder and Billings is two years and the initial term of the Change in Control Agreements for Messrs. Emmerich and Sommerlad is one year. After the initial term, the term is automatically extended for an additional year on each anniversary of the effective date of the Change in Control Agreement, unless written notice of non-extension is provided by either party ninety days before such anniversary date.

     Pursuant to each of the Change in Control Agreements, in the event of a change of control of the Company, we may be required to provide the executive with certain benefits upon specified events of termination of the executive’s employment. A “Change in Control” is defined therein as the happening, during the period of two years from the effective date of the Change in Control Agreement, of any of the following: (i) when a “person” (as used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of the Company representing twenty percent or more of the combined voting power of the Company’s then outstanding securities; (ii) the occurrence of any transaction or event required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (iii) changes in the membership of the Board or Directors during the term of each of the Change in Control Agreements, whereby the individuals who constituted the Board of Directors at the beginning of the term cease to constitute at least a majority of the board of directors for a period of two consecutive years, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or (iv) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company through the purchase of assets, or by merger, or otherwise. Upon any termination of the executive’s employment, we may be required to pay severance to the executive in the amount of accrued compensation, including a bonus pro-ration, 1/12th of the executive’s annual salary each month and continued medical, dental, health, death and disability benefits, collectively for a period of 24 months for Messr. Daly, Scruggs, Wheeler, Snyder and Billings and for a period of 12 months for Messrs. Emmerich and Sommerlad, until such time as these individuals reach two years of service, whereupon such period will convert to 24 months, subject to the limitations set forth in the Change in Control Agreement.

     The description of the Change in Control Agreement set forth above is qualified in its entirety by reference to the form of Change in Control Agreement that is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective July 18, 2005, the following persons were nominated, elected and confirmed as officers of the Company by the Board of Directors:

Name	Title
Chad M. Emmerich	Senior Vice President of Human Resources

Emil G. Sommerlad	Senior Vice President and Chief Information Officer

     Chad M. Emmerich, 34, has been employed by the Company since May 2005 and was promoted to Senior Vice President — Human Resources and Administration, effective July 18, 2005. In this role, Chad will provide Human Resources leadership and strategic direction throughout the Affirmative organization. Chad has 13 years of Human Resources experience in a variety of progressively responsible leadership roles. From 2003 to 2005, Chad led the Human Resources organization for THI Holdings, Inc. a national $450M non-standard auto insurance company in 22 states, and coordinated the successful merger and integration of the organization when purchased by Nationwide in August, 2002. In addition to his Human Resources experience, Chad also served in a sales capacity with Nationwide from 1996 to 2000, marketing property/casualty and financial services products with an emphasis on non-standard auto insurance. Chad has earned both the Associates in Management and the Senior Professional in Human Resources designations.

     Emil G. Sommerlad, 61, has been our Senior Vice President and CIO since July 18th, 2005. Mr. Sommerlad brings to Affirmative 40 years of experience in the information technology and telecom industries. Prior to joining us, Mr. Sommerlad served from 2004 to 2005 as a CIO Partner with Tatum Partners, LLP, a professional services firm engaged in executive financial and technical consulting support. Prior to joining Tatum, Mr. Sommerlad was the CIO of Tyco Electronics Power Systems from 2001 to 2004 and the CIO of Lucent Technologies Power Systems from 1998 to 2000. In this capacity, he managed a Global Information Technology Organization of over 250 people and budget in excess of $75 Million, annually. Over a 33 year career in the Bell System, Mr. Sommerlad held numerous management positions in systems development, communications and infrastructure support.

     The Compensation Committee approved the Company entering into a Change in Control Agreement with each of Messr. Emmerich and Sommerland, the terms of which are described above in Item 1.01 of this Current Report on Form 8-K.

     In addition, effective July 18, 2005, the Board of Directors appointed David B. Snyder as Senior Vice President of the Company. Mr. Snyder previously served as Vice President of the Company, and continues to serve as General Counsel and Secretary.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Number	Exhibit
10.1*	Form of Change in Control Agreement

10.2	Form of Restricted Stock Agreement (filed as Exhibit 10.2 to our Form 8-K, filed March 1, 2005, File No. 000-50795, and incorporated by reference herein).

*Filed herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.
By:	/s/ TIMOTHY A. BIENEK
Timothy A. Bienek
Executive Vice President and Chief Financial Officer

Date: July 22, 2005

Number	Exhibit
10.1*	Form of Change in Control Agreement

10.2	Form of Restricted Stock Agreement (filed as Exhibit 10.2 to our Form 8-K, filed March 1, 2005, File No. 000-50795, and incorporated by reference herein).

*Filed herewith.